                         RESTRICTED STOCK AWARD AGREEMENT FOR
                             THE FLEMING COMPANIES, INC.
                              1990 STOCK INCENTIVE PLAN


          THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") entered into as of the 30th day of November, 1998, by and between Fleming Companies, Inc., an Oklahoma corporation (the "Company"), and Mark S. Hansen (herein referred to as the "Participant");

                                 W I T N E S S E T H:

          WHEREAS, the Participant has entered into an Employment Agreement with the Company of even date pursuant to which he will serve the Company as Chairman and Chief Executive Officer (the "Employment Agreement"); and

          WHEREAS, the Company has previously adopted the Fleming Companies, Inc. 1990 Stock Incentive Plan and certain amendments thereto (the "Plan"); and

          WHEREAS, pursuant to Section 5(f) of the Employment Agreement, the Company has awarded the Participant 32,000 shares of Common Stock under the Plan subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, the Participant and the Company agree as follows (all capitalized terms used herein, unless otherwise defined, have the meaning ascribed to such terms as set forth in the Plan):

          1. THE PLAN. The Plan, a copy of which is attached hereto as Exhibit A, is hereby incorporated by reference herein and made a part hereof for all purposes, and when taken with this Agreement shall govern the rights of the Participant and the Company with respect to the Award (as defined below).

          2. GRANT OF AWARD. The Company hereby grants to the Participant an award (the "Award") of Thirty-two Thousand (32,000) shares of Company common stock, par value $2.50 (the "Stock"), on the terms and conditions set forth herein and in the Plan.

          3.    TERMS OF AWARD.

                (a) ESCROW OF SHARES. A certificate representing the shares of Stock subject to the Award (the "Restricted Stock") shall be issued in the name of the Participant and shall be escrowed with the Secretary of the Company (the "Escrow Agent") subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement.

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                (b) VESTING.  One-half of the shares of Restricted Stock will vest based on the Participant's continuous employment with the Company through November 30, 1999 and the remaining one-half of the shares of Restricted Stock will vest based on the Participant's continuous employment with the Company through November 30, 2000. In the event the Participant's employment with the Company is terminated by reason of (i) death, (ii) disability, (iii) without "Cause" (as such term is define din the Employment Agreement), or (iv) by the Participant for "Good Reason" (as such term is defined in the Employment Agreement), then all remaining shares of Restricted Stock (including any "Accrued Dividends," as such term is hereafter defined) which have not yet been vested shall immediately vest. Once vested pursuant to the terms of this Agreement, the Restricted Stock shall be deemed Vested Stock.

                (c) VOTING RIGHTS AND DIVIDENDS. The Participant shall have all of the voting rights attributable to the shares of Restricted Stock issued to him. Regular quarterly cash dividends declared and paid by the Company with respect to the shares of Restricted Stock shall be paid to the Participant. Any extraordinary dividends declared and paid by the Company with respect to the shares of Restricted Stock ("Accrued Dividends") shall not be paid to the Participant until such Restricted Stock becomes Vested Stock. Such Accrued Dividends shall be held by the Company as a general obligation and paid to the Participant at the time the underlying Restricted Stock becomes Vested Stock.

                (d) VESTED STOCK - REMOVAL OF RESTRICTIONS. Upon Restricted Stock becoming Vested Stock, all restrictions shall be removed from the certificates representing such Stock and the Secretary of the Company shall deliver to the Participant certificates representing such Vested Stock free and clear of all restrictions together with a check in the amount of all Accrued Dividends attributed to such Vested Stock without interest thereon.

                (e) FORFEITURE. In the event the Participant's employment with the Company is terminated for any reason other than (i) death, (ii) disability, (iii) without Cause, or (iv) by the Participant for Good Reason prior to all shares of Restricted Stock becoming Vested Stock, then, all remaining shares of Restricted Stock which have not yet been vested (including any Accrued Dividends) shall be absolutely forfeited and the Participant shall have no further interest therein of any kind whatsoever.

          4.    CHANGE OF CONTROL.

                (a) In the event of a Change of Control, all Restricted Stock shall become Vested Stock and the Company shall deliver to the Participant certificates representing the Vested Stock free and clear of all restrictions together with any Accrued Dividends attributable to such Vested Stock without interest thereon.

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                (b) The Company shall also pay to the Participant any
Gross-Up Payment determined in accordance with Section 9.2 of the Plan.

          5. LEGENDS. The shares of Stock which are the subject of the Award shall be subject to the following legend:

          "THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ARE TRANSFERRABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT FOR THE FLEMING COMPANIES, INC. 1990 STOCK INCENTIVE PLAN DATED THE 30TH DAY OF NOVEMBER, 1998. ANY ATTEMPTED TRANSFER OF THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF SUCH AGREEMENT SHALL BE NULL AND VOID AND WITHOUT EFFECT. A COPY OF THE AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF FLEMING COMPANIES, INC."

          6. STOCK POWERS AND THE BENEFICIARY. The Participant hereby agrees to execute and deliver to the Secretary of the Company a stock power (endorsed in blank) in the form of Exhibit B hereto covering his Award and authorizes the Secretary to deliver to the Company any and all shares of Restricted Stock that are forfeited under the provisions of this Agreement. The Participant further authorizes the Company to hold as a general obligation of the Company any Accrued Dividends and to pay such dividends to the Participant at the time the underlying Restricted Stock becomes Vested Stock. Pursuant to
Section 6.2 of the Plan, the Participant designates his Eligible Spouse as the Beneficiary under this Agreement.

          7. NONTRANSFERABILITY OF AWARD. The Participant shall not have the right to sell, assign, transfer, convey, dispose, pledge, hypothecate, burden, encumber or charge any shares of Restricted Stock or Accrued Dividends held by the Escrow Agent or any interest therein in any manner whatsoever.

          8. NOTICES. All notices or other communications relating to the Plan and this Agreement as it relates to the Participant shall be in writing, shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by regular U.S. mail, postage prepaid, by the Company to the Participant at the address set forth in Section 13 of the Employment Agreement.

          9. BINDING EFFECT AND GOVERNING LAW. This Agreement shall be (i) binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns except as may be limited by the Plan and (ii) governed and construed under the laws of the State of Oklahoma.

          10. WITHHOLDING. The Company and the Participant shall comply with all federal and state laws and regulations respecting

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the withholding, deposit and payment of any income, employment or other taxes relating to the Award (including Accrued Dividends).

          11. AWARD SUBJECT TO CLAIMS OR CREDITORS. The Participant shall not have any interest in any particular assets of the Company, its parent, if applicable, or any Subsidiary by reason of the right to earn an Award (including Accrued Dividends) under the Plan and this Agreement, and the Participant or any other person shall have only the rights of a general unsecured creditor of the Company, its parent, if applicable, or a Subsidiary with respect to any rights under the Plan or this Agreement.

          12. CAPTIONS. The captions of specific provisions of this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provision hereof.

          13. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

"COMPANY"                          FLEMING COMPANIES, INC., an
                                   Oklahoma corporation


                By/s/ David R. Almond
                  --------------------------------------------------------------
                                     David R. Almond, Senior Vice
                                     President, General Counsel
                                     and Secretary


"PARTICIPANT"

                 /s/ Mark S. Hansen
                ----------------------------------
                Mark S. Hansen, Participant

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                                                                       EXHIBIT A
                                                                       ---------


             [Copy of 1990 Stock Incentive Plan.  Intentionally Omitted.]

                                                                       EXHIBIT B
                                                                       ---------

                         ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED, Mark S. Hansen, an individual, hereby irrevocably assigns and conveys to _______________________________, THIRTY-TWO THOUSAND AND NO/100 (32,000) shares of the Common Capital Stock of Fleming Companies, Inc., an Oklahoma corporation, $2.50 par value.

DATED:
        ----------------------

                                             -----------------------------------
                                             Mark S. Hansen